UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2012

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 29, 2013 the Company issued a press release describing the Company's financial results for the quarter ended March 29, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A conference call has been scheduled for April 30, 2013 at 8:30 a.m. EDT. The call will be accessible by telephone at (877) 474-9504 and from outside the U.S. at (857) 244-7557 (passcode: 12032247); or, over the Internet through a link on the home page of the Company's website at http://www.kaman.com.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 - Press Release of the company regarding financial performance for the quarter ended March 29, 2013, dated April 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and
General Counsel

Date: April 29, 2013

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press release dated April 29, 2013	Attached